Exhibit 10.13

Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Omissions are designated as [***].

SIXTH AMENDMENT TO COST SHARING AND IRU AGREEMENT

THIS SIXTH AMENDMENT TO COST SHARING AND IRU AGREEMENT (this “Sixth Amendment”) is made and entered into as of the 7th day of August, 2001, by and between LEVEL 3 COMMUNICATIONS, LLC, a Delaware limited liability company, (“Grantor”) and CABLE & WIRELESS USA, INC., a Delaware corporation, (“Grantee”). Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

RECITALS

A. Grantor and Grantee entered into that certain Cost Sharing and IRU Agreement dated May 25, 1999, as amended by First Amendment to Cost Sharing and IRU Agreement dated August 11, 2000, Second Amendment to Cost Sharing and IRU Agreement dated August 11, 2000, Third Amendment to Cost Sharing and IRU Agreement dated November 22, 2000, Fourth Amendment to Cost Sharing and IRU Agreement dated January, 2001 and Fifth Amendment to Cost Sharing and IRU Agreement dated February 15, 2001(collectively, the “Agreement”).

B. Grantee desires to obtain an IRU in fibers within and along new Segments and new Lateral Segments where the Grantor System is located.

C. Grantor desires to convey to Grantee an IRU in the fibers specified herein, subject to and in accordance with the terms and conditions set forth in this Amendment and the Agreement.

Accordingly, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Grantor and Grantee hereby agree as follows:

ARTICLE 1

NEW SEGMENTS

1.01    As of the Effective Date for the Segments identified in Exhibit “A” attached to and made a part of this Sixth Amendment by reference, Grantor shall convey to Grantee an exclusive indefeasible right of use (“IRU”) in such Segments and the number of fibers identified in Exhibit “A”, subject to the terms of the Agreement as hereby amended. The fibers in and along the Segments identified in Exhibit “A” shall be considered Grantee Fibers under the Agreement.

1.02    Grantee shall pay to Grantor an initial IRU Contribution in the amount of $[***], which consists of $[***] for the new Segments and $[***] for the new

Lateral Segments. The initial IRU Contribution shall be due and payable within five (5) days after the execution of this Amendment.

1.03    Grantee shall pay the remaining IRU Contribution in the amount of $1,836,706 for the new Segments. Upon the Acceptance Date for the new Segments Grantor will send Grantee an invoice for payment of the IRU Contribution and Grantee shall pay such invoiced amount within thirty (30) days after receipt of such invoice.

1.04    Grantee shall pay to Grantor the appropriate Monthly Charge for the new Segments in accordance with Article 13 of the Agreement.

ARTICLE 2

NEW LATERAL SEGMENTS

2.01    Grantor shall construct the Lateral Segments identified in Exhibit “A” and grant an exclusive IRU in the number of fibers identified in Exhibit “A” to Grantee in accordance with the terms and conditions of the Agreement

2.02    Grantee’s estimated portion of the remaining Costs for constructing the Lateral Segments identified in Exhibit “A” is $[***] (which does not include the initial IRU Contribution for the Lateral Segments).

2.03    Grantee shall pay such amount in accordance with the terms and conditions of the Agreement.

ARTICLE 3

DEFAULT

Notwithstanding anything contained in this Agreement to the contrary, Grantee’s sole and exclusive remedy with respect to the Segment as described in Exhibit A of the Sixth Amendment to Cost Sharing and IRU Agreement for any failure of Grantor to deliver the Grantee Fibers within such Segment within six (6) months after the Completion Date (other than as caused by Force Majeure Events) and otherwise in accordance with this Agreement shall be to terminate this Agreement with respect to such Segment by delivery of written notice to Grantor, in which event Grantor shall refund all portions of the IRU Contribution previously paid by Grantee to Grantor with respect to such Segment, together with interest thereon at the Prime Rate plus two percent (2%) plus liquidated damages equal to a prorated amount of one year of the total IRU Contribution for such Segment (i.e. one-twentieth of the total IRU Contribution for the undelivered Segment). In the event Grantor shall have failed to deliver the Grantee Fibers in the Segment, within eighteen (18) months after the Completion Date and otherwise in accordance with this Agreement, then either party may terminate this Agreement and Grantor shall, upon such termination, refund all portions of the IRU Contribution previously paid by Grantee to Grantor with respect to the Segment, together with interest thereon at the Prime Rate plus two percent (2%), plus liquidated damages equal to a prorated amount of one year of the total IRU Contribution for such Segments (i.e. one-twentieth of the total IRU Contribution for the undelivered Segment).

ARTICLE 4

MISCELLANEOUS

A.    The Recitals are incorporated into this Sixth Amendment by this reference. Capitalized terms used but not defined in this Sixth Amendment shall have the respective meanings ascribed to them in the Agreement.

B.    Except as amended by this Sixth Amendment, the original terms and conditions of the Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment shall continue in full force and effect and the Agreement, as amended by the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment and this Amendment, is hereby ratified and confirmed.

C.    This Sixth Amendment may be executed in counterparts, each of which shall be deemed an original but together which shall constitute but one and the same instrument.

IN WITNESS WHEREOF, Grantor and Grantee have executed this Sixth Amendment as of the date first above written.

LEVEL 3 COMMUNICATIONS, LLC a Delaware limited liability company

By:

Title:	Vice President, Metro Fiber Services

Date:	August 7, 2001

CABLE & WIRELESS USA, INC. a Delaware Corporation

By:	/s/ Phil Green

Title:	SVP, Network Technology Group

Date:	August 7, 2001

Exhibit “A”

1. Segment Description and Fees

Segment Name	Estimated Route Miles	Initial IRU Contribution	Remaining IRU Contribution	Scheduled Completion Date

[***]	[***]	[***]	[***]	90 Day from Execution of Amendment

[***]	[***]	[***]	[***]	4 fiber segment from the Gateway down to 300 S. Harbor on the East side of Logical Loop E – 90 days from Execution of Amendment. West side of Logical Loop E from the Gateway around to 300 South Harbor – 11/30/01.

[***]	[***]	[***]	[***]	90 Day from Execution of Amendment

Totals	[***]	[***]	[***]

2. Sub-Segment Description

Sub-Segment Name	Sub-Segment End Point	Sub-Segment End Point	Fiber Count
[***]
[***]	7th & Lebanon (Gateway)	Wilshire & Flower	[***]
[***]	Wilshire & Flower	Wilshire & Hope	[***]
[***]	Wilshire & Hope	Wilshire & Grand -	[***]
[***]	Wilshire & Grand -	Wilshire & Grand	[***]
[***]	Wilshire & Grand	6th & Grand	[***]
[***]	6th & Grand	7th & Hill	[***]
[***]	7th & Hill	7th & Olive	[***]
[***]	7th & Olive	7th & Grand	[***]
[***]	7th & Grand	7th & Lebanon	[***]

[***]
[***]	Gateway (7th & Figueroa)	8th & Figueroa	[***]
[***]	8th & Figueroa	Wilshire & Lucas	[***]
[***]	Wilshire & Lucas	Wilshire & Highland	[***]
[***]	Wilshire & Highland	Barrington & Texas	[***]
[***]	Barrington & Texas	Arbor Vitae & BNSF RR	[***]
[***]	Arbor Vitae & BNSF RR	Arbor Vitae & Aviation Blvd	[***]
[***]	Arbor Vitae & Aviation Blvd	Aviation Blvd & Imperial Hwy	[***]
[***]	Aviation Blvd & Imperial Hwy	Aviation Blvd & Utah Ave.	[***]
[***]	Aviation Blvd & Utah Ave.	Aviation Blvd & Rosecrans	[***]
[***]	Aviation Blvd & Rosecrans	Manhattan Beach Blvd & Prairie Ave.	[***]

[***]	Manhattan Beach Blvd & Prairie Ave.	Van Ness & Redondo Beach	[***]
[***]	Van Ness & Redondo Beach	164th & Gramercy	[***]
[***]	164th & Gramercy	161 St. & Vermont	[***]
[***]	161 St. & Vermont	Del Amo & Vermont	[***]
[***]	Del Amo & Vermont	Carson & Main	[***]
[***]	Carson & Main	Santa Fe Ave & Warnock	[***]
[***]	Santa Fe Ave & Warnock	Cerritos & Coyote Creek	[***]
[***]	Cerritos & Coyote Creek	Redhill & Reynolds Ave	[***]
[***]	Redhill & Reynolds	Main St & Von Karmen Ave	[***]
[***]	Main St & Von Karmen Ave	Main St & Jamboree Rd	[***]
[***]	Main St & Jamboree Rd	Alton & Murphy	[***]
[***]	Alton & Murphy	Barranca Pkw & Corporate Pk	[***]
[***]	Barranca Pkw & Corporate Pk	Michelle & Myford	[***]
[***]	Michelle & Myford	Franklin & Walnut Ave	[***]
[***]	Franklin & Walnut	Grand & McFadden	[***]
[***]	Grand & McFadden	Cypress & Anaheim St.	[***]
[***]	Cypress & Anaheim St.	Loara St. & UPRR	[***]
[***]	Loara St. & UPRR	Slauson & Santa Fe Ave	[***]
[***]	Slauson & Santa Fe Ave	Olympic & Central Ave	[***]
[***]	Olympic & Central Ave	Olympic & Los Angeles	[***]
[***]	Olympic & Los Angeles	7th & Hill	[***]
[***]	7th & Hill	7th & Olive	[***]
[***]	7th & Olive	7th & Grand	[***]
[***]	7th & Grand	7th & Lebanon	[***]

[***]
[***]	Gateway	Spring Garden & 9th	[***]
[***]	Spring Garden & 9th	Callowhill & 6th	[***]
[***]	Callowhill & 6th	Walnut & 24th	[***]
[***]	Walnut & 24th	Market & 18th	[***]
[***]	Market & 18th	Cherry & 16th	[***]
[***]	Cherry & 16th	Gateway	[***]

2. Lateral Segment Descriptions

Lateral Segment	Fiber Count	Targeted	Diverse	Segment End Point	Segment End Point

[***]	[***]	[***]	[***]	Splice Fibers at the Level 3 backbone serving manhole	Lateral: Termination Panel in L3 Distribution POP (to be verified as a result of site survey) Fiber: C&W splice box in C&W space on 16th Floor.

[***]	[***]	[***]	[***]	Splice Fibers at the Level 3 backbone serving manhole	Lateral: to be determined as a result of the site survey Fiber: C&W splice box in C&W space

[***]	[***]	[***]	[***]	Splice Fibers at the Level 3 backbone serving manhole	Terminate fibers in the Level 3 OSX in the Level 3 Gateway, & extend to C&W Colo.

[***]	[***]	[***]	[***]	Splice Fibers at the Level 3 backbone serving manhole	Lateral: to be determined as a result of the site survey Fiber: C&W splice box in C&W space, on the 3rd Floor.

[***]	[***]	[***]	[***]	Splice Fibers at the Level 3 backbone serving manhole	Terminate fibers in the Level 3 OSX in the Level 3 Gateway

4. Lateral Segment Fees

Lateral Segment	Initial IRU Contribution	Remaining IRU Contribution	Total Estimated Costs to C&W
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Totals	[***]	[***]	[***]